AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
THE CHAIRMAN
VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MAY 1, 2007
TO CONTRACT PROSPECTUS
AS SUPPLEMENTED JULY 28, 2006

Effective as of May 1, 2007, American General Life Insurance Company ("AGL") is amending the The Chairman Variable Annuity Contract prospectus for the sole purpose of amending information related to the American Home Assurance Company ("American Home") guarantee.

The following paragraphs replace the American Home Guarantee paragraphs as filed on July 28, 2006:

American Home Guarantee

Insurance obligations under Contracts issued by AGL are guaranteed by American Home, an affiliate of AGL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover all Contracts, since the Contracts are no longer sold, until all insurance obligations under such Contracts are satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.